UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2004
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                            METHODE ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                      0-2816                      36-2090085
   State of Other           Commission File Number           I.R.S. Employer
  Jurisdiction of                                         Identification Number
   Incorporation


                7401 West Wilson Avenue, Chicago, Illinois 60706
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (708) 867-6777

                                 Not Applicable
          (Former name or former address, if changed since last report)






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ITEM 5. Other Events

     On March 11, 2004, Methode Electronics, Inc. issued a press release announcing Executive Officer and Director changes and declaring a quarterly dividend and issued a second press release correcting the quarterly dividend record date and payment date. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.



ITEM 7. Financial Statements and Exhibits
-----------------------------------------

 (c) Exhibits

     99.1    Methode Electronics, Inc. press release dated March 11, 2004.

     99.2    Methode Electronics, Inc. press release dated March 11, 2004.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           METHODE ELECTRONICS, INC.


Date: March 11, 2004                       By: /s/ Douglas A. Koman
                                           -----------------------
                                           Douglas A. Koman
                                           Vice President, Corporate Finance